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                                                                  EXHIBIT 23.2

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of First Georgia Community Corp. on Form S-8 of our report dated February 8, 2001, incorporated by reference in the Annual Report on Form 10-KSB of First Georgia Community Corp. for the year ended December 31, 2000.

/S/ MAULDIN & JENKINS, LLC
Atlanta, Georgia
March 12, 2002

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